OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2012
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS
10. OTHER NON-CURRENT ASSETS

All figures in USD '000	2012	2011
Deferred Finance Costs	4,938	490
Total as of December 31,	4,938	490

As of December 31, 2012, other non-current assets increased to $4.9 million from $0.5 million as of December 31, 2011. The increase in other non- current assets is a result of that the Company, in October, 2012, entered into a new $430 million revolving credit facility (the "2012 Credit Facility"). The 2005 Credit Facility was extinguished and unamortized deferred financing fees related to the 2005 Credit Facility were recognized as interest expense in the statement of operations. The finance costs of $6.1 million that were incurred in connection with the refinancing of the 2012 Credit Facility has been deferred and is being amortized over the term of the 2012 Credit Facility on a straight-line basis. The 2012 Credit Facility matures in late October 2017.